Organization, Description of Business, Reverse Stock Split, Business Disposals and Offerings - Schedule of Reconciliation of Consideration Received (Details) (10-K) - Interspace BioSciences, Inc [Member]
$ in Thousands
Jul. 15, 2019 USD ($)
Gross sales price	$ 23,500
Transaction costs	(1,525)
Working capital adjustments	(2,705)
Payment of other expenses	(171)
Total adjustments to sales price	(4,401)
Consideration received	$ 19,099